FORM 8-K

             SECURITIES AND EXCHANGE COMMISSION
                    Washington D.C. 20549

                       CURRENT REPORT
              Pursuant to Rule 13 or 15d-16 of
             the Securities Exchange Act of 1934

For the Coupon Period ending April 19, 2001

       Westpac Securitisation Management Pty Limited,
              in its capacity as trust manager
               of the Series 1998-1G WST Trust
       (Translation of registrant's name into English)



New South Wales           333-64199       98-0181944
---------------           ---------       ----------
State of Incorporation    Commission File IRS Employer No.
                          Number


   Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
          (Address of principal executive offices)

      Registrant's telephone number

      +612 9226 3212



 NOTEHOLDERS REPORT - SERIES 1998-1G WST TRUST


Date of Report - Determination Date   11-April-01

Housing Loan Collection Period   10-Jan-01 to 09-Apr-01
                                  (incl)     (inclusive)

Days in Collection Period             90

Coupon Period                    19-Jan-01 to 19-Apr-01
                                (inclusive)  (exclusive)

Days in Coupon Period  90

3 month BBSW
at beginning of coupon period         5.9117%

3 Month USD-LIBOR                     5.73875%

Foreign Exchange Rate            0.62354525564

Available Income                      20,192,421
Total Available Funds                 20,192,421
Accrued Interest Adjustment           0.00
Redraws Made This Period              23,454,477
Redraw Shortfall                      0.00
Redraw Facility Draw                  0.00
RFS Issued This Period                0.00
Trust Expenses                        768,524
Total Payments                        17,302,250
Payment Shortfall                     0.00
Principal Draw This Period            0.00
Total Principal Draws Outstanding     0.00
Gross Principal Collections           106,938,737
Principal Collections                 83,484,260
Excess Available Income               2,890,172
Excess Collections Distribution       2,869,151
Liquidity Shortfall                   0.00
Liquidity Net Draw / (Repayment)
this period                           0.00
Remaining Liquidity Shortfall         0.00
Liquidation Loss                      0.00
Principal Charge Offs                 21,021
Prepayment Benefit Shortfall          0.00
Average Daily Balance for Qtr         993,366,138
Subordinated Percentage               4.8633%
Initial Subrdinated Percentage        2.3000%
Average Quarterly Percentage          0.3922%
Chargeoffs                            21,021
Carryover ChargeOffs                  0.00

                       Prin/100,000  Coupon/100,000
Class A      0.00      3,792.2499     656.4728
Class B      0.00      0.0000         1,500.9375

Stated Amount - AUD Equivalent    Percentage  Forex %
Class A      899,845,978.67       95.13669%   1.00000
Class B       51,800,570.54        4.86331%
RFS                    0.00        0.00000
             951,646,549.21      100.00000%  100.00000%

Stated Amount - USD                   Bond Factor
Class A      561,094,690.79        0.4087526
Class B       32,300,000.00        1.0000000
RFS                    0.00
             593,394,690.79


                            WST Trust Series 98-1G

                    DELINQUENCY STATISTICS

                 Collection Period Ended:    9th April 2001
                 Number  Current   Instalment     % by      % by
                of Loans Balance     Amount $    Number   Balance

Current        9,913    859,760,179  8,033,348   91.43%    90.34%
1 - 29 Days      761     75,698,969    631,077    7.02%     7.95%
30 - 59 Days     111     10,621,007     84,958    1.02%     1.12%
60 - 89 Days      25      3,152,912     25,121    0.23%     0.33%
90 - 119 Days     10        973,512      7,623    0.09%     0.10%
120 - 149 Days     7        461,721      3,691    0.06%     0.05%
150 - 179 Days     3        236,623      1,782    0.03%     0.02%
180+ Days         12        741,622      5,748    0.11%     0.08%
TOTAL         10,842    951,646,549  8,793,348  100.00%   100.00%


$A
Scheduled principal     $          8,492,767
Unscheduled principal   $         74,991,493
Principal Collections   $         83,484,260

Fixed Interest Rate Housing Loan       $       162,855,021
Variable Rate Housing Loans            $       788,791,528
                                       $       951,646,549






                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series
1998-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the Series
                              1998-1G WST Trust,(Registrant)

Dated: 19 April   , 2001
By:    /s/ Lucy Beretin


Name: Lucy Beretin
Title:   Principal Accounting Officer